UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.24a-12

EVERGREEN SOLAR, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF SPECIAL MEETING
PROXY STATEMENT
SPECIAL MEETING TO BE HELD ON DECEMBER 3, 2009
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE APPROVAL OF AN INCREASE IN THE AMOUNT OF THE COMPANY’S AUTHORIZED COMMON STOCK
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

November   , 2009
Dear Stockholder,

You are cordially invited to attend a special meeting of stockholders to be held on December 3, 2009 at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752 at 10:00 a.m. The meeting will include a discussion and voting on matters set forth in the accompanying Notice of Special Meeting.

The Notice of Special Meeting and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote. After reading the Proxy Statement, please submit your proxy as promptly as possible by following the instructions on the enclosed proxy card.

We look forward to seeing you at the meeting.

Sincerely yours,

Richard M. Feldt
President, Chief Executive Officer
and Chairman of the Board

138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

NOTICE OF SPECIAL MEETING
To be Held on December 3, 2009

To the Stockholders of Evergreen Solar, Inc.:

Notice is hereby given that a special meeting of stockholders of Evergreen Solar, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on Thursday, December 3, 2009, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, to consider and act upon the following proposals:

1. To approve an amendment to Evergreen Solar’s Third Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 250,000,000 to 450,000,000; and

2. To consider and vote upon a proposal to approve one or more adjournments to the Special Meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

Only stockholders of record at the close of business on October 28, 2009 are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Michael El-Hillow
Secretary

Marlboro, Massachusetts
November   , 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders to be held on December 3, 2009

The proxy statement is available on our website at:
www.evergreensolar.com/Investors/Special Meeting of Stockholders

EVERGREEN SOLAR, INC.
138 Bartlett Street
Marlboro, MA 01752

PROXY STATEMENT

SPECIAL MEETING TO BE HELD ON DECEMBER 3, 2009

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation, for use at the special meeting of stockholders to be held on Thursday, December 3, 2009 at 10:00 a.m., local time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, or at any adjournments or postponements thereof. This Proxy Statement and the accompanying notice and form of proxy are being mailed to stockholders on or about November   , 2009. Evergreen Solar, Inc. is referred to herein as “Evergreen Solar”, the “Company”, “we”, “us” or “our.”

Record Date, Share Ownership

The Board of Directors has fixed the close of business on October 28, 2009 as the record date for the meeting. Accordingly, only holders of record of our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the meeting or an adjournment thereof. As of October 15, 2009, an aggregate of 207,845,548 shares of our common stock were issued and outstanding.

Quorum Requirement

The quorum requirement for holding the meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy. If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Shares that are voted “FOR” or “AGAINST” are treated as being present at the meeting for purposes of determining the presence of a quorum. In addition, both abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.

Voting and Proxies

The holders of common stock are entitled to one vote per share on any proposal presented at the meeting. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.

Voting Procedures for Record Holders.  If you hold a stock certificate in your name for our common stock or if you have been granted unvested restricted stock awards, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

1. Access the Internet address on the proxy card and follow the instructions at that site,

2. Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts, OR

3. Complete, sign, date, and return the enclosed proxy card to the address provided on the proxy card.

Please have the voting form in hand when voting by Internet or telephone.

Voting Procedures for Shares in Street Name.  If your shares of our common stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in “street name.” You must follow the voting directions given by the brokerage house or financial institution.

If you are a beneficial owner, you are not a stockholder of record and may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the brokerage house or financial institution holding your shares and complete and submit a ballot at the special meeting. Any beneficial owner who attends the meeting without such a legal proxy will not be able to vote shares in person at the meeting.

Revocation of Proxy.  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

1. Filing with our Secretary, before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the date of the proxy to be revoked,

2. Duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the meeting, OR

3. Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, Attention: Corporate Secretary, at or before the taking of the vote at the meeting.

Votes Required

The affirmative “FOR” vote of a majority of the shares outstanding and entitled to vote at the special meeting is required to approve Proposal No. 1, the amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of our common stock from 250,000,000 to 450,000,000. The authority to adjourn the meeting as necessary pursuant to Proposal No. 2 will be granted if a majority of those shares present in person or represented by proxy and entitled to vote at the meeting vote “AUTHORITY GRANTED.” In tabulating the voting results, shares that constitute broker non-votes and abstentions will have the same effect as votes against the matter.

The persons named as attorneys-in-fact in the proxies, Richard M. Feldt and Michael El-Hillow, were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the special meeting will be voted. If you provide specific voting instructions, your shares will be voted as you instruct. If you hold shares in your name and you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted as the Board of Directors recommends.

The Board of Directors knows of no other matter to be presented at the special meeting. If any other matter should be presented at the special meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the special meeting by the proxies named on the enclosed proxy card. This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxies

The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes. We have engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

If you choose to vote over the Internet, you are responsible for Internet access charges that you incur. If you choose to vote by telephone, you are responsible for charges you may incur.

Deadline for Submission of Stockholder Proposals for 2010 Annual Meeting of Stockholders

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for our 2010 annual meeting of stockholders, the written proposal must be received at our offices at 138 Bartlett Street, Marlboro, MA 01752 no later than January 13, 2010. If the date of the 2010 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of this year’s annual meeting of stockholders, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Company in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Company not earlier than the close of business on February 18, 2010, and not later than the close of business on March 20, 2010. If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of the 2009 annual meeting of stockholders, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business on the 90th day prior to the meeting and no later than the close of business on the later of the following two dates: (i) the 60th day prior to the meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. A copy of the relevant bylaw provisions is available upon written request to Evergreen Solar, Inc.

Requests and copies of the relevant bylaws or for other information, and submissions of shareholder proposals should be addressed to 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary.

PROPOSAL ONE

APPROVAL OF AN INCREASE IN THE AMOUNT OF THE
COMPANY’S AUTHORIZED COMMON STOCK

Background

In order to ensure sufficient shares of common stock will be available for future issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 250,000,000 to 450,000,000. You are being asked to consider and act upon this proposal to approve the proposed amendment to the Certificate of Incorporation which is attached as Appendix A to this proxy statement.

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of common stock. However, as of October 15, 2009, 207,845,548 shares of common stock were issued and outstanding, 5,772,110 shares were reserved for issuance under our equity compensation plans pursuant to outstanding and yet to be issued equity awards, and approximately 30,856,538 shares were reserved for issuance upon the conversion of our outstanding 4% senior convertible notes due 2013, in the aggregate principal amount of $373.8 million to the extent the conversion value exceeds the principal amount of the 2013 convertible notes. This leaves approximately 5,525,804 shares of our common stock unissued and unallocated to derivative securities outstanding and our equity incentive plans.

Purpose and Effect of the Increase in the Amount of Our Authorized Common Stock

The principal purpose of this Proposal is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities, convertible debt securities or other equity-linked securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq National Market which require stockholder approval for any issuance of stock at a price below the greater of the book or market value of such stock, where the amount of stock being issued is equal to 20% or more of the total number of shares of common stock outstanding or 20% or more of the total voting power outstanding.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board or Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Other than OCI Company Ltd (formerly known as DC Chemical Co., Ltd.), our largest silicon supplier, the holders of our common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares. OCI’s preemptive rights allow it to avoid having its ownership diluted by participating in equity and debt offerings made by Evergreen Solar on the same terms and conditions as other purchasers.

The increase in the authorized amount of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change of control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans and our convertible notes due 2013.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

As of October 15, 2009, there were:

•	250,000,000 shares of our common stock authorized;

•	207,845,548 shares of our common stock issued and outstanding;

•	4,345,784 shares of our common stock reserved for issuance upon the exercise of outstanding stock options and for payment under outstanding restricted stock units;

•	1,309,014 shares of our common stock reserved and available for future issuance or future grant under our 2000 Stock Option and Incentive Plan;

•	117,312 shares of common stock reserved and available for future issuance or future grant under our 2000 Employee Stock Purchase Plan;

•	approximately 30,856,538 shares were reserved for issuance upon the conversion of our outstanding 4% senior convertible notes due 2013, in the aggregate principal amount of $373.8 million to the extent the conversion value exceeds the principal amount of the 2013 convertible notes;

•	no shares of our preferred stock issued and outstanding and no shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock; and

•	5,525,804 shares of our common stock which are authorized, unreserved and unissued.

The proposed amendment to our Certificate of Incorporation will not change the number of authorized shares of preferred stock.

We believe that the increase in the number of authorized shares of common stock is in the best interests of the Company and its stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the outstanding shares of our common stock voting is required to approve the proposed amendment of our Certificate of Incorporation. Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION AS SET FORTH IN PROPOSAL ONE. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL ONE.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 15, 2009, or the measurement date, by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table below; and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752.

		Percentage of
	Number of Shares	Shares of
Name and Address of Beneficial Owner	Beneficially Owned(1)	Common Stock(2)

5% Stockholders:
OCI Company Ltd(3) Oriental Chemical Building 50, Sogong-dong, Jung-gu, Seoul, 100-718 Korea	15,698,125	7.6%
Current Executive Officers and Directors:
Richard M. Feldt(4)	3,078,490	1.5%
Michael El-Hillow(5)	466,291	*
Richard G. Chleboski(6)	704,534	*
Dr. Lawrence E. Felton(7)	115,889	*
Gary T. Pollard(8)	336,078	*
Carl Stegerwald	90,900	*
Dr. Brown F. Williams(9)	562,556	*
Tom L. Cadwell(10)	40,042	*
Allan H. Cohen(11)	63,647	*
Dr. Peter W. Cowden(12)	43,416	*
Edward C. Grady(13)	68,897	*
Susan F. Tierney	18,772	*
All current executive officers and directors as a group (12 persons)(14)	5,589,512	2.7%

*	Less than one percent of the outstanding shares of class.

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership is based upon 207,845,548 shares of common stock outstanding as of the measurement date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the measurement date are deemed outstanding for computing the percentage ownership of the person holding such options, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	OCI Company Ltd. (f/k/a DC Chemical Co., Ltd.) reported sole voting power and sole dispositive power over all 15,698,125 shares beneficially owned. Includes 10,750,000 shares of restricted common stock. The restrictions on these shares will be removed when 500,000 kilograms of polysilicon are delivered to us by OCI Company Ltd.

(4)	Includes 2,000,500 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(5)	Includes 22,442 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(6)	Includes 374,664 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(7)	Includes 48,125 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date, and 9,842 shares of common stock owned by Mr. Felton’s spouse.

(8)	Includes 104,375 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(9)	Includes 124,210 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(10)	Includes 16,270 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(11)	Includes 36,875 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(12)	Includes 19,644 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(13)	Includes 28,125 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date. Mr. Grady’s address is 922 Tyner Way, PO Box 5998, Incline Village, NV 89450.

(14)	Includes 2,775,230 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
EVERGREEN SOLAR, INC.

Evergreen Solar, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors of the Corporation, at a meeting of the Board of Directors on October   , 2008, in accordance with the provisions of Section 141(b) of the General Corporation Law of the State of Delaware, duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, as amended. The resolution setting forth the proposed amendment is as follows:

RESOLVED:  That a proposed amendment to the Certificate of Incorporation of the Corporation, as amended (the “Amendment”), effecting a change in the first paragraph of Article FOURTH thereof, so that said first paragraph of Article FOURTH shall read in its entirety as set forth below, is hereby approved, and is recommended to the stockholders of the Corporation (the “Stockholders”) for approval as being advisable and in the best interests of the Corporation:

“FOURTH:  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 477,227,668 shares, consisting of (i) 450,000,000 shares of common stock, with a par value of $.01 per share (the “Common Stock”) and (ii) 27,227,668 shares of Preferred Stock, with a par value of $.01 per share (the “Preferred Stock”), of which 26,227,668 shares shall be designated Series A Convertible Preferred Stock.”

SECOND:  That the stockholders of the Corporation duly approved such resolution at a special meeting of stockholders held on December 3, 2009 by affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

THIRD:  That said amendment was duly adopted in accordance with the provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this 3rd day of December 2009.

EVERGREEN SOLAR, INC.

By:
Michael El-Hillow, Chief Financial Officer and Secretary

A-1

EVERGREEN SOLAR, INC.
     138 BARTLETT STREET
     MARLBORO, MA 01752
AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717
(MAIL CODE)
VOTE BY INTERNET — www.proxvvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Evergreen Solar, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Evergreen Solar, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

123,456,789,012.00000
è	000000000000
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
SOLAR1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors unanimously recommends a vote “FOR” proposal 1.

Vote on Proposals			For	Against	Abstain

	1.	To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 250,000,000, par value $0.01, to 450,000,000, par value $0.01.	☐	☐	☐

			Authority Granted	Authority Withheld	Abstain

	2.	To consider and vote upon a proposal to approve one or more adjournments of the Special Meeting if necessary	☐	☐	☐

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.			Note:

For address changes, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
AUTO DATA PROCESSING
INVESTOR COMM
SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners)	Date

EVERGREEN SOLAR, INC.
Proxy for Special Meeting of Stockholders
December 3, 2009
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Richard M. Feldt and Michael El-Hillow, and each of them, as proxyholders and attorneys-in-fact of the undersigned, with full power of substitution to vote all shares of stock of Evergreen Solar, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of Evergreen Solar, Inc. to be held on Thursday, December 3, 2009, at 10:00 a.m. Eastern Time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752 at 10:00 a.m., and at any continuation or adjournments thereof, with all powers that the undersigned would have if personally present at the meeting.
     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, dated on or about November ___, 2009. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Evergreen Solar, Inc., gives notice of such revocation.

Address Changes:

(If you noted any Address Changes above,
please mark corresponding box on the reverse side.)
(Continued and to be signed on the reverse side)